Exhibit 10.1

GUARANTY OF RECOURSE OBLIGATIONS
This GUARANTY OF RECOURSE OBLIGATIONS, is made as of June 30, 2003 (this Agreement), by AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust, and FIRST STATES GROUP, L.P., a Delaware limited partnership (collectively, Guarantor), each having an office at 1725 The Fairway, Jenkintown, Pennsylvania 19046, to and for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Lender), having an office at 60 Wall Street, l0th Floor, New York, New York 10005.
W I T N E S S E T H:
WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as the same may be amended and supplemented from time to time, the Loan Agreement), between Lender and First States Investors 5000A, LLC, a Delaware limited liability company (Borrower), Lender is making a loan to Borrower in the principal amount of $400,000,000.00 (the Loan);
WHEREAS, Guarantor is the owner of a direct or indirect beneficial interest in Borrower and will derive substantial benefit from the Loan;
WHEREAS, as a condition to making the Loan, Lender has required Guarantor to deliver this Agreement for the benefit of Lender; and
WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:
Section I.     Definitions. Capitalized terms used herein and not defined shall have the meaning provided in the Note or in the Loan Agreement if no definition is provided in the Note.
Section 2.     Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of all of the following obligations and liabilities(collectively, the Guaranteed Obligations):
(a)     any loss, damage, cost or expense incurred by or on behalf of Lender by reason of the fraudulent acts of Borrower or any Affiliate of Borrower;

(b)     Proceeds which Borrower or any Affiliate of Borrower has received and to which Lender is entitled pursuant to the terms of this Agreement or any of the Loan Documents to the extent the same have not been applied toward payment of the Indebtedness, or used for the repair or replacement of the Property in accordance with the provisions of this Agreement;
(c)     all loss, damage, cost or expense as incurred by Lender and arising from any intentional misrepresentation of Borrower or any Affiliate of Borrower;
(d)     any misappropriation of Rents or security deposits by Manager, Borrower or any Affiliate of Borrower;
(e)     any loss, damage, cost or expense incurred by or on behalf of Lender by reason of all or any part of the Property, the Account Collateral or the Rate Cap Collateral being encumbered by a Lien (other than pursuant to this Agreement and the Loan Documents) in violation of the Loan Documents;
(f)     after the occurrence and during the continuance of an Event of Default, any Rents, issues, profits and/or income collected by Borrower or any Affiliate of Borrower (other than Rent sent to the Collection Account or paid directly to Lender pursuant to any notice of direction delivered to tenants of the Property) and not applied to payment of the Obligations or used to pay normal and verifiable Operating Expenses, Impositions and Other Charges of the Property or otherwise applied in a manner permitted under the Loan Documents;
(g)     physical damage to the Property from intentional waste committed by Borrower or any Affiliate of Borrower;
(h)     any loss, damage, cost or expense incurred by or on behalf of Lender by reason of the failure of Borrower to comply with the indemnification provisions of Article XIV of the Loan Agreement;
(i)     any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, causes of action, suits, claims, demands and adjustments of any nature or description whatsoever) which may at any time be imposed upon, incurred by or awarded against Lender, in the event (and arising out of such circumstances) that Borrower should raise any defense, counterclaim and/or allegation in any foreclosure action by Lender relative to the Property, the Account Collateral or the Rate Cap Collateral or any part thereof which is found by a court to have been raised by Borrower in bad faith or to be without basis in fact or law;
(j)     in the event either (y) an involuntary case is commenced against Borrower under the Bankruptcy Code by any Person other than Lender that is not dismissed within ninety (90) days or (z) an order for relief is entered with respect to the Borrower under the Bankruptcy Code through the actions of the Borrower or any of its Affiliates;
(k)     any loss, damage, cost or expense incurred by or on behalf of Lender by reason of any noncompliance of any Individual Property with applicable building and zoning laws, rules and regulations or the failure to any valid certificate of occupancy to be in existence for any Individual Property; or
(l)     reasonable attorney's fees and expenses incurred by Lender in connection with any successful suit filed on account of any of the foregoing clauses (a) through (k).
Notwithstanding the foregoing, the obligations and liabilities arising under clause (k) above shall be Guaranteed Obligations of First States Group, L.P. only and shall not be Guaranteed Obligations of American Financial Realty Trust.
Section3.     Guaranty of Payment. This Agreement is a guaranty of payment and not merely a guaranty of collection and upon any failure of Borrower to pay the Guaranteed Obligations, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability to pay the Guaranteed Obligations hereunder or any portion thereof, without proceeding against Borrower or any other Person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the collateral for the Loan.
Section 4.     Continuing Guaranty. This is a continuing guaranty and the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability oft he Note, the Loan Agreement, the Security Instrument or any other Loan Document, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.
Section 5.     Obligations Deferred. Any indebtedness of Borrower to Guarantor now or hereafter existing, including, without limitation, any rights to subrogation which Guarantor may have as a result of any payment by Guarantor under this Agreement, together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Guaranteed Obligations. Until payment in full of the Obligations, including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

Section 6.     Expenses. Guarantor agrees that, promptly after notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses, including, without limitation reasonable counsel fees and disbursements, incurred by Lender in connection with the collection of the Guaranteed Obligations or any portion thereof
Section 7.     Waivers.
(a)     Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest,notice of protest, or any and all notice of nonpayment, non-performance or non-observance, or other proof, or notice or demand,
(b)     Guarantor agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of(i) the assertion by Lender of any rights or remedies which it may have under or with respect to any of the Note, the Loan Agreement, the Security Instrument or any other Loan Documents against any Person obligated thereunder; (ii) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby; (iii) the release or exchange of any property or interest covered by the Loan Agreement or the Security Instrument or any other collateral for the Loan; (iv) Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy which Lender may have hereunder or in respect to this Agreement; (v) the commencement of a case under the Bankruptcy Code by or against any Person obligated under the Note, the Loan Agreement, the Security Instrument or any other Loan Document; or (vi) any payment made on the Guaranteed Obligations or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument or any other Loan Document, whether made by Borrower or Guarantor or any other Person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranteed Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranteed Obligations due and payable on the happening of any default or event under the terms of the Note, the Loan Agreement, the Security Instrument or any other Loan Document, then the Guaranteed Obligations shall become due and payable and Lender may, as against Guarantor, declare the Guaranteed Obligations to be due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein,
(c)     This Agreement shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Security Instrument or any other Loan Document Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Loan Agreement or the Security Instrument or any

other collateral, and Guarantor acknowledges that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.
(d)     Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.
Section 8.     Miscellaneous.
(a)     MARSHALING. GUARANTOR WAIVES ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALING OF BORROWER'S ASSETS OR TO CAUSE LENDER TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR TO PROCEED AGAINST GUARANTOR IN ANY PARTICULAR ORDER. GUARANTOR AGREES TRAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) DAYS AFTER DEMAND. EXCEPT AS PERMITTED PURSUANT TO SECTION 5 HEREOF, GUARANTOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO GUARANTOR.
(b)     Joint and Several Obligation. If Guarantor consists of more than one Person or entity, each shall be jointly and severally liable to perform the obligations of Guarantor hereunder. Anyone of Borrower or one or more parties constituting Guarantor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.
(c)     Further Assurances. Guarantor shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity and enforceability of this Agreement or otherwise carry out the purposes of this Agreement.
(d)     Notices. Any notice, election, request, demand, report or statement which by any provision of this Agreement is required or permitted to be given or served hereunder shall be in writing and shall be given or served by (i) hand delivery against receipt, (i) next day delivery by any nationally recognized overnight courier service providing evidence of the date of delivery, (iii) certified mail return receipt requested, postage prepaid or (iv) facsimile with receipt confirmation and a confirmation copy sent in the manner provided in clauses (i), (ii) or (iii). Any notice shall be addressed to the addresses set forth below or to such other address as shall be designated by such party in a written notice to the other party.
If to Indemnitor:    American Financial Realty Trust
First States Group, L.P.

1725 The Fairway
Jenkintown, Pennsylvania 19046
Attention:         Edward J. Matey Jr.
Telecopy No.:         (215) 887-9856
Confirmation No.:     (215) 887-2280
With a copy to:         Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
Attention:         Michael J. Pedrick
Telecopy No.:         (215) 963-5001
Confirmation No.:     (215) 963-5000
If to Lender:         German American Capital Corporation
60 Wall Street, 10th Floor
New York, New York 10005
Attention:         Eric M. Schwartz and General Counsel
Telecopy No.:         (212) 250-4542
Confirmation No.:     (212) 797-4487
With a copy to:         Midland Loan Services Inc.
10851 Mastin, Suite 700
Overland Park, Kansas 66201
Attention:         Jan Sternin
Telecopy No.:         (913) 253-9001
Confirmation No.     (913) 253-9216
With a copy to:         Skadden, Arps, Slate, Meagher & F1om LLP
Four Times Square
New York, New York 10036
Attention:         Harvey R. Uris, Esq.
Telecopy No.:         (917) 777-2212
Confirmation No.:     (212) 735-3000
All notices, elections, requests and demands required or permitted under this Agreement shall be in the English language. All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (I) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) three (3) Business Days after being deposited in the United States mail as required above or (iv) on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.
(e)     Entire Agreement. This Agreement constitutes the entire and final agreement between Guarantor and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Guarantor and Lender.
(f)     No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Lender's part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.
(g)     Successors and Assigns. This Agreement shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and permitted assigns. Guarantor, without the prior written consent of Lender in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof, provided that such assignment shall not release Guarantor of its obligations hereunder.
(h)     Captions. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.
(i)     Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.
(j)     Severability. The provisions of this Agreement are severable, and if anyone clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.
(k)     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES. GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR IN ANY FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER THE SOUTHERN DISTRICT OF NEW YORK AND CONSENTS TO THE NONEXCLUSIVE

JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON GUARANTOR IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THIS AGREEMENT. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.
(l)     JURY TRIAL WAIVER. GUARANTOR AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY ANTI INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. GUARANTOR ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.
(m)     Counterclaims and Other Actions. Guarantor hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender in connection with this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.
(n)     Exculpated Parties. The Loan shall be fully recourse to Borrower and the Guaranteed Obligations shall be fully recourse to Guarantor. Except as set forth in this Agreement and the Environmental Indemnity, no personal liability shall be asserted, sought or obtained by Lender or enforceable against (i) any Affiliate of Borrower, (ii) any Person owning, directly or indirectly, any legal or beneficial interest in Borrower or any Affiliate of Borrower or (iii) any direct or indirect partner, member, principal, officer, director, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent of any Persons described in clauses (i)

IN WITNESS WHEREOF, Guarantor has executed this Guaranty of Recourse Obligations as of the date first set forth above.

AMERICAN FINANCIAL REALTY TRUST,
a Maryland real estate investment trust

By: /s/ Edward J. Matey Jr.
Name: EDWARD J. MATEY JR.
Title: Senior Vice President

FIRST STATES GROUP, L.P.,
a Delaware limited partnership

By:	First States Group, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ Sonya A. Huffman
Name: SONYA A. HUFFMAN
Title: Vice President

Guaranty of Recourse Obligations Signature Page

STATE OF Pennsylvania        )
) ss.
COUNTY OF Philadelphia        )

On the 30th day of June in the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Edward J. Matey Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ capacity, and that by his/~~her/their~~ signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission Expires:

STATE OF Pennsylvania        )
) ss.
COUNTY OF Philadelphia        )

On the 30th day of June in the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Sonya A. Huffman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that ~~he~~/she/~~they~~ executed the same in ~~his~~/her/~~their~~ capacity, and that by ~~his~~/her/~~their~~ signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission Expires: